Note 10. Employee Benefit Plan	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefits Disclosure [Text Block]
10.	EMPLOYEE BENEFIT PLAN

The Bank maintains a profit sharing pension plan which is integrated with a 401(k) plan. The plan covers substantially all employees who are 21 and have one year’s service.

Under the profit sharing pension plan contribution formula, the Bank, for each plan year, will contribute an amount equal to 8% of an employee’s compensation for the plan year and 5.7% of the amount of an employee’s excess compensation for the plan year.  Excess compensation is a participant’s compensation in excess of the designated integration level.  This designated integration level is 100% of the taxable wage base in effect at the beginning of the plan year.  The federal government annually adjusts the taxable wage base.  This plan does not permit nor require employees to make contributions to the plan.

The 401(k) plan allows employees to make salary reduction contributions to the plan up to the annual limit established by the IRS.  For each plan year, the Bank may contribute to the plan an amount of matching contributions for a particular plan year.  The Bank may choose not to make matching contributions for a particular plan year.  For 2011 and 2010 the Bank matched 25% of the employees’ voluntary contributions up to 1% of the employee’s compensation.

The pension costs charged to operating expense for the years 2011, 2010 and 2009 amounted to $360,000, $337,000, and $352,000, respectively.